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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): NOVEMBER 4, 2003

TYCO INTERNATIONAL LTD.
(Exact name of registrant as specified in its charter)

BERMUDA (Jurisdiction of Incorporation)	04-2297459 (IRS Employer Identification Number)
SECOND FLOOR, 90 PITTS BAY ROAD PEMBROKE, HM 08, BERMUDA (Address of registrant's principal executive office)
441-292-8674 (Registrant's telephone number)

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

        On November 4, 2003, the Company issued a press release reporting the financial results of the Company for the quarter and year ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated in this Item 12 by reference.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL LTD.
By:	/s/ DAVID J. FITZPATRICK Name: David J. FitzPatrick Title: Executive Vice President and Chief Financial Officer

Dated: November 4, 2003

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SIGNATURES